Exhibit 10.3

____________________________________________________________________________________

Pledge Agreement

Dated as of May 3, 2019

between

PILOT TRAVEL CENTERS LLC

as the Lender,

and

BLUE DOLPHIN ENERGY COMPANY,

as the Pledgor

 TABLE OF CONTENTS

1	Definitions.	1
2	Pledge	2
3	Security for Obligations.	2
4	Delivery of Pledged Collateral.	2
5	Representations and Warranties.	2
6	Covenants.	4
7	Pledgor's Rights.	5
8	Defaults and Remedies.	6
9	Assignment.	8
10	Expenses	9
11	Termination.	9
12	Lien Absolute.	9
13	Release.	9
14	Reinstatement.	10
15	Severability.	10
16	Notices.	10
17	Indemnification.	10
18	Choice Of Governing Law; Construction; Forum Selection	11
19	Modification	11
20	Headings of Subdivisions	11
21	Counterparts	12
22	Waiver Of Jury Trial; Other Waivers.	12
23	Nonliability of Lender.	13

SCHEDULE I – Pledged Equity Interests
SCHEDULE II – Pledge Amendment
EXHIBIT A – Form of Stock Power
EXHIBIT B – Form of Irrevocable Proxy
EXHIBIT C – Form of Acknowledgement and Consent by Issuer of Pledged Equity Interest

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”) is dated as of May 3, 2019, between Blue Dolphin Energy Company, a Delaware corporation (the “Pledgor”), and Pilot Travel Centers LLC, a Delaware limited liability company, the lender under the Loan Agreement referred to below (the “Lender”).

WHEREAS, concurrently with the execution and delivery of this Agreement, Lender, Nixon Product Storage, LLC, a Delaware limited liability company (the “Borrower”), Lazarus Energy Holdings LLC, a Delaware limited liability company, Lazarus Refining & Marketing, LLC, a Delaware limited liability company, Lazarus Energy, LLC, a Delaware limited liability company and the Pledgor are entering into that certain Loan, Guarantee and Security Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, Pledgor is the record and beneficial owner of 100% of the Equity Interests in the Borrower;

WHEREAS, as a condition precedent to the effectiveness of this Agreement and the making of the loans under the Loan Agreement, Lender has required that Pledgor (i) pledge and grant to Lender all of Pledgor’s Equity Interests in the Borrower, and (ii) execute and deliver this Agreement to secure the Obligations (as defined in the Loan Agreement); and

WHEREAS, Pledgor will derive financial benefit from the financing of Borrower.

NOW, THEREFORE, in consideration of the extension of credit to Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgor, the parties agree as follows:

1. Definitions. All capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Loan Agreement. As used in this Agreement, the following capitalized terms have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Act” has the meaning assigned to such term in Section 8(d) hereof.

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Borrower” has the meaning assigned to such term in the Recitals.

“Event of Default” means the occurrence of any of the following events: (a) the occurrence of an “Event of Default” under and as defined in the Loan Agreement; (b) any representation or warranty made by the Pledgor herein shall prove to have been incorrect in any respect on or as of the date made; or (c) the Pledgor shall default in the performance of any covenant or agreement contained in this Agreement.

“Indemnified Liabilities” has the meaning assigned to such term in Section 17 hereof.

“Irrevocable Proxy” has the meaning assigned to such term in Section 4 hereof.

“Lender Party” has the meaning assigned to such term in Section 17 hereof.

“Loan Agreement” has the meaning assigned to such term in the Recitals.

“Obligations” has the meaning assigned to such term in the Loan Agreement.

“Pledge Amendment” has the meaning assigned to such term in Section 6(g) hereof.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Equity Interests” means all of the issued and outstanding Equity Interests in the Borrower held by the Pledgor now or hereafter acquired along with any certificates representing such Equity Interests.

“Registration Page” has the meaning assigned to such term in Section 4 hereof.

“Termination Date” has the meaning assigned to such term in Section 6 hereof.

2. Pledge. Pledgor hereby pledges to Lender, and grants to Lender, a security interest in all of the Pledged Equity Interests and, subject to Section 7(b) hereof, all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity Interests (collectively, the “Pledged Collateral”).

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise.

4. Delivery of Pledged Collateral. All certificates and instruments, if any, evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Lender, pursuant hereto. All Pledged Equity Interests shall be accompanied by (a) if such Pledged Equity Interests are certificated, duly executed instruments of transfer or assignment in blank, substantially in the form of Exhibit A attached hereto or otherwise in form and substance reasonably satisfactory to Lender, (b) duly executed irrevocable proxies, in substantially the form of Exhibit B hereto (each, an “Irrevocable Proxy”), (c) [reserved], and (d) if such Pledged Equity Interests are uncertificated security, a duly executed acknowledgement and consent from issuer of Pledged Equity Interests, substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to Lender. Upon obtaining ownership of any additional Pledged Equity Interests, Pledgor shall, in addition to delivery of a Pledge Amendment to Lender, deliver to Lender (y) duly executed instruments of transfer to be assigned in blank, substantially in the form of Exhibit A attached hereto or otherwise in form and substance satisfactory to Lender (and prior to the delivery thereof to Lender, all such additional Pledged Equity Interests shall be held by Pledgor separate and apart from its other property and in express trust for Lender), and (z) an Irrevocable Proxy in respect of such additional Pledged Equity Interests.

5. Representations and Warranties. Pledgor represents and warrants to Lender that:

(a) Pledgor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Pledgor is, and at the time of delivery of the Pledged Equity Interests to Lender will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien thereon or affecting the title thereto, except for any lien created by this Agreement.

(c) All of the Pledged Equity Interests have been duly authorized, validly issued and are fully paid and non-assessable.

(d) Pledgor has the requisite corporate right and authority to (i) execute, deliver and perform its obligations under this Agreement and (ii) pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral as provided herein.

(e) The execution, delivery and performance by Pledgor of this Agreement and the creation of all liens provided for herein: (i) have been duly authorized by all necessary corporate or similar action on the part of Pledgor; (ii) are not in violation of its organizational documents, any contractual obligation of Pledgor or any applicable laws; and (iii) do not result in the creation or imposition of any lien upon any of the Pledged Collateral, except pursuant to this Agreement.

(f) Pledgor’s name as it appears in official filings in the jurisdiction of its incorporation and the organizational identification number issued by Pledgor’s jurisdiction of incorporation are as follows: Blue Dolphin Energy Company, a corporation organized and existing under the laws of Delaware, organizational identification number 2081487.

(g) None of the Pledged Equity Interests has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(h) All of the Pledged Equity Interests are presently owned by Pledgor, and are as described on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls, purchase rights or commitments of any character whatsoever relating to the Pledged Equity Interests.

(i) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(j) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in favor of Lender in the Pledged Collateral and the proceeds thereof, securing the payment of the Obligations, subject to no other lien.

(k) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms subject to the effects of laws governing creditors' rights generally and general principles of equity, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights and to equitable principles of general applicability.

(l) The Pledged Equity Interests constitute 100% of the issued and outstanding shares of capital stock or membership interests of the Borrower. As of the date hereof, no additional contributions are required to be made by Pledgor in respect of the Pledged Equity Interests.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6. Covenants. Pledgor covenants and agrees that until the Termination Date (as defined in the Loan Agreement, the “Termination Date”):

() Pledgor shall preserve and maintain (i) its legal existence under the laws of the jurisdiction of its incorporation; and (ii) in all material respects its rights (charter and statutory), privileges, and franchises necessary in the conduct of its business.

(a) Pledgor shall not, unless it shall have provided to the Pledgor at least 30 days prior notice thereof, change its (i) name from that set forth in Section 5(f) hereof; (ii) type of legal entity; (iii) company identification number, if any, issued by its jurisdiction of incorporation and set forth in Section 5(f) hereof; or (iv) jurisdiction of organization from that set forth in Section 5(a) hereof.

(b) Pledgor shall cause the Borrower to record on its books and records the pledge created hereby.

(c) Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan Agreement.

(d) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Lender from time to time may request in order to ensure to Lender the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by Lender with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Lender, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens or any sale or transfer of the Pledged Collateral pursuant to the terms of this Agreement.

(e) Pledgor has and will defend the title to the Pledged Collateral and the liens of Lender in the Pledged Collateral against the claim of any Person and will maintain and preserve such liens.

(f) Pledgor will, upon obtaining ownership of any additional capital stock of the Borrower, promptly (and in any event within five (5) Business Days) deliver to Lender an amendment to this Agreement, duly executed by Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional capital stock pursuant to which Pledgor shall pledge to Lender, all of such additional capital stock. Pledgor hereby authorizes Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Equity Interests listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Pledged Collateral.

(g) Pledgor shall comply in all respects with its formation documents. Without the prior written consent of the Pledgor, Pledgor shall not amend, supplement or otherwise modify (or consent to any such amendment, supplement or modification) its formation documents in a manner which would adversely affect the liens created in the Pledged Collateral pursuant to this Agreement.

(h) If the Pledged Equity Interests become evidenced by certificates or any other instrument, Pledgor shall promptly deliver all such certificates or instruments to the Pledgor together with duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Pledgor.

7. Pledgor's Rights. As long as no Event of Default shall have occurred and be continuing:

(a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Lender in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement or any other Loan Document):

(i) the dissolution or liquidation, in whole or in part, of the Borrower;

(ii) the consolidation or merger of the Borrower with any other Person;

(iii) the sale, disposition or encumbrance of all or substantially all of the assets of the Borrower, except for liens in favor of Lender;

(iv) any change in the authorized number of shares, the stated capital or the authorized share capital of the Borrower or the issuance of any additional shares of its capital stock; or

(v) the alteration of the voting rights with respect to the capital stock of the Borrower; and

(b)  Pledgor shall be entitled, from time to time, to collect, receive and retain for its own use all cash dividends paid in respect of the Pledged Equity Interests to the extent not in violation of the Loan Agreement or any other Loan Document other than any and all: (A) dividends paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of the Borrower; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid, all rights to such distributions shall remain subject to the lien created by this Agreement; and

(i) all dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with Section 7(b)(i) hereof) and all other distributions in respect of any of the Pledged Equity Interests, whenever paid or made, shall be delivered to Lender to hold as Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and should there be an Event of Default, shall be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement); provided, however, until there is an Event of Default hereunder, the foregoing dividends and interests shall be permitted to be received and held by Pledgor.

8. Defaults and Remedies.

(a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, Lender (personally or through an agent) is hereby authorized and empowered to (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, (iii) exercise the voting and all other rights as a holder with respect thereto, (iv) collect and receive all cash dividends and other payments and distributions made thereon, (v) notify the Borrower to make payment to Lender of any amounts due or to become due in respect of the Pledged Collateral, (vi) endorse instruments in the name of Pledgor to allow collection of any of the Pledged Collateral, (vii) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any liabilities of any nature of any Person with respect thereto, (viii) sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor hereby agrees is commercially reasonable) the whole or any part of the Pledged Collateral, (ix) otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof, and (x) exercise any other rights or remedies Lender may have under the UCC or other applicable law. Any sale shall be made at a public or private sale at Lender's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance and, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender.

(b) PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS LENDER AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL. UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, LENDER SHALL HAVE (I) THE RIGHT TO TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE PLEDGED COLLATERAL, (II) THE RIGHT TO VOTE THE PLEDGED EQUITY INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) THE RIGHT TO RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF OR IN EXCHANGE FOR THE PLEDGED COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO PLEDGOR FOR SAME, (IV) THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED EQUITY INTERESTS, GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS), AND (V) THE RIGHT TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH LENDER MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION OF THIS AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED EQUITY INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED EQUITY INTERESTS OR ANY OFFICER OR AGENT THEREOF). NOTWITHSTANDING THE FOREGOING, LENDER SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(c) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived.

(d) If, at any time when Lender shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), Lender may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Lender in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

(e) Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8(d) hereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Borrower to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor and the Borrower would agree to do so.

(f) All proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan Agreement and any surplus (if any) shall be returned to Pledgor.

(g) Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(h) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Lender, that Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations or that the Obligations have been paid in full in cash.

(i) No delay on Lender's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Lender's rights as against any Pledgor in any respect.

(j) Following the occurrence and continuation of an Event of Default, Pledgor hereby authorizes and instructs the Borrower to comply with any instruction received by it from the Lender in respect of the Pledged Collateral without any further order or further consent or instruction from Pledgor.

9. Assignment. Lender may assign, indorse or transfer any instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement. The Pledgor shall not assign or transfer its rights and obligations under this Agreement without prior written consent of the Lenders. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor (including any debtor-in-possession on behalf of Pledgor) and shall, together with the rights and remedies of the Lender, for the benefit of the Lender, hereunder, inure to the benefit of the Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the lien granted to the Lender, for the benefit of the Lender, hereunder.

10. Expenses. Pledgor agrees to promptly reimburse Lender for its expenses, including, without limitation, reasonable counsel fees, incurred by Lender in connection with the administration and enforcement of this Agreement.

11. Termination. Immediately upon the Termination Date, the liens in the Pledged Collateral created pursuant to this Agreement shall, automatically and without the necessity of any confirmation or action on the part of any Person, be released and terminated, and thereupon the Lender shall deliver to Pledgor any Pledged Collateral pledged by Pledgor at the time in the possession of the Lender subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate. The Lender shall, at Pledgor’s expense, promptly, upon request of Pledgor, confirm such release of liens and terminations.

12. Lien Absolute. All rights of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Loan Agreement, any other Loan Documents or any other agreement or instrument governing or evidencing any Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Documents or any other agreement or instrument governing or evidencing any Obligations;

(c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

(d) the insolvency of Pledgor; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

13. Release. Pledgor consents and agrees that Lender may at any time, or from time to time, in its discretion:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Obligations; and

(b) exchange, release and/or surrender all or any of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Lender in connection with all or any of the Obligations; all in such manner and upon such terms as Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Lender's part shall in any event affect or impair this Agreement.

14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or the Borrower for liquidation or reorganization, should Pledgor or the Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor's or the Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

16. Notices. All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at Pilot Travel Centers LLC, 20 Greenway Plaza, Suite 310, Houston, TX 77046, attention: Head of Commercial Credit and Finance (Jason Sohmer), email: CommercialCredit@pilottravelcenters.com, and in the case of a Pledgor shall be sent to it at its address set forth on Schedule 6.2 of the Loan Agreement or as otherwise directed by Pledgor in writing. All notices shall be deemed received upon actual receipt thereof or refusal of delivery. All communications described above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery; (ii) if delivered by overnight courier service, one (1) Business Day after delivery to such courier service; (iii) if delivered by mail, when deposited in the mail; and (iv) if delivered by facsimile or other electronic means of transmission, upon sender’s receipt of confirmation of proper transmission.

17. Indemnification.

PLEDGOR HEREBY AGREES TO INDEMNIFY, EXONERATE AND HOLD LENDER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES AND AGENTS OF LENDER (EACH A “LENDER PARTY”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, PLEDGOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 17 SHALL SURVIVE REPAYMENT OF THE LOANS, CANCELLATION OF THE NOTES, EXPIRATION OR TERMINATION OF THE LETTERS OF CREDIT, ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE LOAN DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

18. Choice Of Governing Law; Construction; Forum Selection.

This Agreement and the other Loan Documents are submitted by Pledgor to Lender for Lender's acceptance or rejection at Lender's principal place of business. If so accepted by Lender, this Agreement and the other Loan Documents shall be deemed to have been made at said place of business. THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF NEW YORK, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

To induce Lender to accept this Agreement, PLEDGOR IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR WITH RESPECT TO THIS AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF (OTHER THAN THE RIGHTS AND OBLIGATIONS UNDER ANY LOAN DOCUMENT EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE BROUGHT ONLY IN ANY OF THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS IN ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE JURISDICTION OF ANY OTHER COURTS THAT MAY CORRESPOND BY VIRTUE OF PLEDGOR’S DOMICILE (PRESENT OR FUTURE), THE LOCATION OF ITS ASSETS OR OTHERWISE. FURTHERMORE, PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY HAVE TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR WITH RESPECT TO THIS AGREEMENT AGAINST THE PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY JURISDICTION.

19. Modification. This Agreement may not be modified, altered or amended except by an agreement in writing signed by Pledgor and Lender.

20. Headings of Subdivisions. The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

21. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Receipt by facsimile or other electronic transmission (including “.pdf” files) of any executed signature page to this agreement shall constitute delivery of such signature page.

22. Waiver Of Jury Trial; Other Waivers.

(a) PLEDGOR AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY PLEDGOR OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN PLEDGOR AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

(b) Pledgor hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

(c) Pledgor hereby waives the benefit of any law that would otherwise restrict or limit Lender or any Affiliate of Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Obligations, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Lender or such Affiliate of Lender to Pledgor, including, without limitation any Deposit Account at Lender or such Affiliate.

(d) PLEDGOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF PLEDGOR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL, PROVIDED THAT IN THE EVENT THAT LENDER SEEKS TO ENFORCE ITS RIGHTS HEREUNDER BY JUDICIAL PROCESS OR SELF HELP, LENDER SHALL PROVIDE PLEDGOR WITH SUCH NOTICES AS ARE REQUIRED BY LAW.

(e) Lender's failure, at any time or times hereafter, to require strict performance by Pledgor of any provision of this Agreement or any of the other Loan Documents shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default under this Agreement or any default under any of the other Loan Documents shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Agreement or any other Loan Document shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of the Pledgor contained in this Agreement or any of the other Loan Documents and no Event of Default under this Agreement or default under any of the other Loan Documents shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to the applicable Pledgor specifying such suspension or waiver.

23.  Nonliability of Lender. Lender has no fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Lender undertakes no responsibility to any Loan Party to review or inform any Loan Party of any matter in connection with any phase of any Loan Party's business or operations. Pledgor agrees that Lender shall have no liability to any Loan Party (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. NO LENDER PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THE LOAN DOCUMENTS, NOR SHALL ANY LENDER PARTY HAVE ANY LIABILITY WITH RESPECT TO, AND PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES RELATING TO THIS AGREEMENT OR ARISING OUT OF ITS ACTIVITIES IN CONNECTION HEREWITH (WHETHER BEFORE OR AFTER THE CLOSING DATE). Pledgor acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Loan Parties and Lender.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PLEDGOR: BLUE DOLPHIN ENERGY COMPANYBy: /s/ JONATHAN P. CARROLL Name: Jonathan P. Carroll Title: President

LENDER:PILOT TRAVEL CENTERS LLC By: /s/ SHAMEEK KONARName: Shameek Konar Title: Chief Strategy Officer

SCHEDULE I

PLEDGED EQUITY INTERESTS

Name of Pledgor	Name of Issuer	Class of Equity Interest	Equity Interest Certificate Number(s)	Percentage of OutstandingEquity Interests
Blue Dolphin Energy Company	Nixon Product Storage, LLC	Not applicable	Not applicable	100%

SCHEDULE II

PLEDGE AMENDMENT

This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(g) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the equity interests pledged prior to this Pledge Amendment and as to the equity interests pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment (the “Pledge Amendment”) may be attached to that certain Pledge Agreement dated on or about May 3, 2019, between the undersigned, as a Pledgor, and Pilot Travel Centers LLC and that the Pledged Equity Interests listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and all shall secure all Obligations referred to in said Pledge Agreement.

PLEDGOR:BLUE DOLPHIN ENERGY COMPANYBy: Name: Title:

PLEDGED EQUITY INTERESTS

Name of Pledgor	Name of Issuer	Class of Equity Interest	Equity Interest Certificate Number(s)	Number of Shares or Equivalent*	Percentage of OutstandingEquity Interests
Blue Dolphin Energy Company	[_____]	[_____]	[_____]	[_____]	[_____]

* (type "N/A" if not applicable)

EXHIBIT A

FORM OF STOCK POWER

FOR VALUE RECEIVED, the undersigned, Blue Dolphin Energy Company, a Delaware Corporation (“Pledgor”), does hereby sell, assign and transfer to _______________________________* all of its Equity Interests (as hereinafter defined) represented by Certificate No(s).____* in Nixon Product Storage, LLC., a Delaware limited liability company (“Issuer”) standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint ______________________*, as attorney, to transfer the Equity Interests in said Issuer with full power of substitution in the premises. The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11-1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated: *

PLEDGOR:BLUE DOLPHIN ENERGY COMPANY By: Name: Title:

*To Remain Blank - Not Completed at Closing

EXHIBIT B

FORM OF IRREVOCABLE PROXY

Irrevocable Proxy

(Interests of Nixon Product Storage, LLC)

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Pilot Travel Centers LLC (the “Proxy Holder”), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all of the Pledged Equity Interests (as defined in the Pledge Agreement, defined below) which constitute the shares or other equity interests (the “Interests”) of Nixon Product Storage, LLC (the “Company”). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Interests are hereby revoked, and no subsequent proxies will be given with respect to any of the Interests.

This proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Pledge Agreement among Blue Dolphin Energy Company and the Proxy Holder dated on or about May 3, 2019 (as amended, restated, modified or supplemented from time to time, the “Pledge Agreement”) for the benefit of the Proxy Holder in consideration of the credit extended pursuant to (i) that certain Loan, Guarantee and Security Agreement dated on or about May 3, 2019 by and between the Proxy Holder, the Company, and the other parties from time to time thereto. Capitalized terms used herein but not otherwise defined in this irrevocable proxy have the meanings ascribed to such terms in the Pledge Agreement.

The Proxy Holder named above will be empowered and may exercise this irrevocable proxy to vote the Interests at any and all times after the occurrence and during the continuation of an Event of Default, including but not limited to, at any meeting of the members of the Company, however called, and at any adjournment thereof, or in any written action by consent of the members of the Company. This proxy shall remain in effect with respect to the Interests as long as any of the Obligations remain outstanding (other than contingent indemnity obligations that are not yet due and payable) and until all of the commitments relating thereto have terminated, and will continue to be effective or automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by Proxy Holder as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made (provided, that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Proxy Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations), notwithstanding any time limitations set forth in the operating agreement and other organizational documents of the Company or the Limited Liability Company Act of the State of Delaware.

Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Interests).

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of May ___, 2019.

BLUE DOLPHIN ENERGY COMPANY
By Print Name Title

EXHIBIT C

FORM OF ACKNOWLEDGMENT AND CONSENT BY

ISSUER OF PLEDGED EQUITY INTERESTS

Acknowledgement and Consent

[Date]

The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated on or about May 3, 2019 (as amended, restated, supplemented or otherwise modified, the “Agreement”), by and between Blue Dolphin Energy Company, a Delaware corporation (the “Pledgor”) and Pilot Travel Centers LLC (the “Lender”). The undersigned agrees for the benefit of Lender as follows:

(a) The undersigned will comply with instructions originated by the Lender without further consent by the Pledgor.

(b) The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

(c) The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in Section 7(a) of the Agreement.

(d) The terms of the Agreement shall apply to the undersigned, mutatis mutandis, with respect to all actions that may be required of the undersigned under the Agreement.

(e) The undersigned hereby (i) waives any rights or requirements at any time hereafter to receive a copy of such Agreement in connection with the registration of any Pledged Equity Interests (as defined in the Agreement) in the name of the Lender or its nominee or the exercise of voting rights by the Lender and (ii) agrees promptly to note on their books and records the grant of the security interest in the stock of the undersigned as provided in such Agreement.

(f) The undersigned consents to the execution and delivery of the foregoing Agreement and the security interests created thereby and absolutely postpone any and all rights to a lien on the Pledged Equity Interests or dividends declared on the Pledged Equity Interests to the rights of the Lender with respect to the Pledged Equity Interests thereunder.

NIXON PRODUCT STORAGE, LLC
By:
Name:
Title: